Exhibit 10.10(a)

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE dated January 10, 2010, for reference purposes only, by and between CENTURY BUILDING INVESTMENT GROUP, LLC, a California limited liability company (“Landlord”), and EXACTTARGET, INC., a Delaware corporation (“Tenant”).

RECITALS:

A. Landlord and Tenant entered into that certain Office Building Lease dated June 30, 2010, (the “Lease”), whereby Tenant leased from Landlord certain Premises situated at 36 South Pennsylvania Street, Suite 700, Indianapolis, IN 46204 (the “Leased Premises”); and

B. Landlord and Tenant desire to amend the Lease; and

C. Tenant represents and warrants to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this amendment has been taken by Tenant; and (iii) the individual executing and delivering this amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord’s request shall provide Landlord with evidence of such authority; and

D. Submission of this amendment for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant; and

E. Except as otherwise provided herein, the capitalized terms used in this amendment shall have the definitions set forth in the Lease; and

F. This amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder the by the parties, and for other good and valuable consideration, Landlord and Tenant hereby enter into this amendment and amend the Lease as follows:

AMENDMENTS:

1.	Provided Tenant is not in default under the Lease beyond any applicable cure periods, and provided further that Tenant complies with all zoning and other municipal and county rules and regulations, Tenant shall have the right, at its own cost and expense and subject to the terms hereof, to install, operate and maintain on the roof of the Building, an additional one (1) microwave satellite dish not to exceed twelve (12) inches in diameter to be operated and maintained on the roof of the Building by Tenant (the “Dish”). Tenant shall be solely responsible for obtaining any necessary permits and licenses required to install and operate the Dish. Copies of such permits and licenses shall be provided to Landlord.

2.	The size, location, design and manner of installation of the Dish and all related wiring shall be designated and approved by Landlord. After obtaining written approval of Landlord, Tenant shall have reasonable access to the roof for installation and maintenance of the Dish and shall have the right to install all reasonable wiring related thereto. However, unless otherwise approved by Landlord in writing, in no event shall Tenant be permitted to penetrate the roof membrane in connection with the installation or maintenance of the Dish. No permitted roof penetration shall be made so as to invalidate Landlord’s roof warranty. Tenant shall also be solely responsible to reimburse Landlord for the making of any repairs necessary to repair subsequent leaks occasioned by the installation of the Dish. Notwithstanding the grant of this right, Landlord shall maintain control over the roof of the Building, and nothing herein shall be deemed Landlord’s consent for Tenant to use the roof for any other purpose than the installation, operation and maintenance of the Dish in conjunction with the operation of its business.

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IN WITNESS WHEREOF, the parties have caused this amendment to be executed on the day and year written below.

LANDLORD:	CENTURY BUILDING INVESTMENT GROUP, LLC, a California limited liability company

By: Blue Real Estate a California corporation Its: Managing Member

	By:	/s/ James N. Ries
James N. Ries, Manager

	Date:	2/11/11

TENANT:	EXACTTARGET, INC., A Delaware corporation

	By:	/s/ Traci M. Dolan

	Printed:	Traci M. Dolan

	Its:	CFO

	Date:	2/8/11